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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 5, 2002
                                                           -------------


                                 CSX CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


                   2-63273                                62-1051971
                   -------                                ----------
                 (Commission                           (I.R.S. Employer
                  File No.)                           Identification No.)


           One James Center, 901 East Cary Street, Richmond, VA  23219
           -----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 782-1400
                                 --------------

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ITEM 5.   OTHER EVENTS

          On March 5, 2001, CSX Corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Salomon Smith Barney Inc., as representative (the "Representative") for the underwriters named therein (collectively, the "Underwriters"), for the public offering of $400,000,000 aggregate principal amount of the Company's 6.30% Notes due 2012 (the "Notes"). The Notes will be issued pursuant to an indenture dated as of August 1, 1990 between the Company and JPMorgan Chase Bank, (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, and a Fourth Supplemental Indenture dated as of October 30, 2001, and an Action of Authorized Pricing Officers dated March 5, 2002. The Notes have been registered under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration No. 333-60134) which was declared effective May 17, 2001. On March 6, 2002, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated May 17, 2001, and Prospectus Supplement, dated March 5, 2002, pertaining to the offering and sale of the Notes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits required to be filed by Item 601 of Regulation S-K.

          The following exhibits are filed as a part of this report.

          1.1 Underwriting Agreement, dated March 5, 2002, among the Company and the Underwriters.

          4.1  Action of Authorized Pricing Officers dated March 5, 2002.

          4.2  Form of Note.

          5.1  Opinion of McGuireWoods LLP as to the validity of the Notes.

          12.1 Computation of Ratio of Earnings to Fixed Charges

          23.1 Consent of McGuireWoods LLP contained in the opinion filed as
               Exhibit 5.1.

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                                    Signature
                                    ---------

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CSX CORPORATION

                                        By:  /s/ David A. Boor
                                           --------------------------------
                                            David A. Boor
                                            Vice President and Treasurer

Date: March 6, 2002

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                                  EXHIBIT LIST
                                  ------------

Exhibit                             Description
-------                             -----------

   1.1 Underwriting Agreement, dated March 5, 2002, among the Company and the Underwriters.

   4.1        Action of Authorized Pricing Officers dated March 5, 2002.

   4.2        Form of Note.

   5.1        Opinion of McGuireWoods LLP as to the validity of the Notes.

  12.1        Computation of Ratio of Earnings to Fixed Charges

  23.1        Consent of McGuireWoods LLP contained in the opinion filed as
              Exhibit 5.1.

                                       4